EXHIBIT 10

Consents of Independent Auditors and Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 5 to Registration Statement No. 333-206889 on Form N-4 of our report dated March 20, 2020, relating to the statutory basis financial statements of Ameritas Variable Separate Account VA-2 appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to us under the heading "Financial Statements" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
April 24, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 5 to Registration Statement No. 333-206889 on Form N-4 of our report dated March 13, 2020, relating to the financial statements and financial highlights of the subaccounts of Ameritas Variable Separate Account VA-2 appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to us under the heading "Financial Statements" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
April 24, 2020